UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2023 (December 5, 2023)

EDUCATIONAL DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-04957	73-0750007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5402 S 122nd E Avenue, Tulsa, Oklahoma 74146

(Address of principal executive offices and Zip Code)

(918) 622-4522

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.20 par value	EDUC	NASDAQ
(Title of class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 ☐

The information disclosed in these Items 3.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 5, 2023, Educational Development Corporation (the “Company”) received a deficiency letter (the “1st Deficiency Letter”) from NASDAQ Regulation (the “NASDAQ”) indicating that the Company is not in compliance with the NASDAQ continued Listing Rules (“Rules”) set forth in Section 5450(A)(i) because its shares of common stock, par value $0.20 per share (the “Common Stock”), have been selling below $1.00 per share during the period between October 23,2023 and December 3, 2023. However, as also indicated in the 1st Deficiency Letter, the Rules provide the Company a compliance period of 180 calendar days which to regain compliance.

Also, on December 5, 2023, the Company received a second deficiency letter (“2nd Deficiently Letter”) from NASDAQ indicating that the Company is not in compliance with the Rules set forth in Section 5605 because it no longer maintained a majority of independent directors on its Board of Directors and Audit Committee. The 2nd Deficiently Letter included that the Rules provide the Company a cure period in order to regain compliance of; until the earlier of the Company’s next annual shareholders’ meeting on November 10, 2024; or if the annual shareholders meeting is held before May 8, 2024, then the Company must evidence compliance no later than May 8, 2024. The Company previously announced this deficiency and plans to retain compliance with the Rules on November 15, 2023.

The 1st Deficiency Letter and 2nd Deficiency Letter (together “Letters”) have no immediate effect on the listing or trading of the Company’s common stock and the Company’s common stock will continue to trade on the NASDAQ under the symbol “EDUC”. Additionally, the Letters do not result in the immediate delisting of the Company’s common stock from NASDAQ. The Company’s receipt of the Letters does not affect the Company’s business, operations or reporting requirements with the Securities and Exchange Commission. The Company is actively engaged in discussions with NASDAQ and is developing plans to regain compliance with the NASDAQ continued listing standards within the cure periods indicated in the Letters.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation

By:            /s/ Craig M. White

              Craig M. White

              President and Chief Executive Officer

Date:         December 7, 2023